EXHIBIT 10.15

[FORM OF WARRANTS]

NUMBER : J2-__                                                                                                                                                                             WARRANTS

Warrant to Purchase _____ Shares

MEDIA SCIENCES INTERNATIONAL, INC.

Common Stock Purchase Warrant

EXERCISABLE ON OR BEFORE 11:59 P.M. EASTERN TIME ON JUNE ___, 2007

THIS CERTIFIES THAT, FOR VALUE RECEIVED, _____________________, the registered holder or assigns (the “Holder”), is entitled to purchase from MEDIA SCIENCES INTERNATIONAL, INC., a Delaware corporation (the “Company”), at any time after 9:00 A.M. Eastern Time on June ___, 2002, at the purchase price of $1.00 (the “Exercise Price”), the number of shares of Common Stock of the Company set for above (the “Shares”). The number of Shares purchasable upon exercise of each Warrant evidenced hereby and the Exercise Price per share shall be subject to adjustment from time to time pursuant to a change affecting warrants and other securities issued by the Company, including by means of recapitalization; capital reorganization; or other change. The Warrants expire on June ____, 2007. Holders will not have any rights or privileges of shareholders of the Company prior to exercise of the Warrants. These Warrants are issued in connection with a subscription agreement for Units dated June _____, 2002.

The Warrant evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof fully executed and simultaneous payment of the Exercise Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be made at the option of the Holder in cash or by certified check or bank draft. Upon any partial exercise of the Warrant evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorse with a signature guarantee either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officers.

Dated: June ___, 2002

MEDIA SCIENCES INTERNATIONAL, INC.

___________________________                                                                                         ___________________________
Frances Blanco, Secretary                                                                                                           Michael W. Levin, President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS; (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE, DISPOSITION OF SECURITIES); OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE LAW IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO: (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS; (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE, DISPOSITION OF SECURITIES); OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE LAW IS AVAILABLE.

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ shares of common stock of the Company, and hereby makes payment of $_________ (at the rate of $1.00 per share) in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

Dated:_____________________________                                                                     Address (print)___________________________

INSTRUCTIONS FOR REGISTRATION OF SHARES

The undersigned requests that a certificate for such securities be registered as follows:

Name (print)_____________________________                                                    Signature of Holder___________________________

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________, the right to purchase __________ shares of Common Stock of the Company, evidenced by the within Warrant, as to which such right is exercisable and does hereby irrevocably constitute and appoint____________________________________ attorney, to transfer the same on the books of the Company with full power of substitution.

Dated:_____________________________                                                   Signature of Holder___________________________